EXHIBIT 10.3
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                          Registration Rights Agreement


     This Registration Rights Agreement ("Agreement") is entered into as of the 16th day of July 1999 by and between Wisconsin Central Transportation Corporation, a Delaware corporation ("Company"), and Edward A. Burkhardt ("Burkhardt").

     The Company and Burkhardt agree as follows:

1.   Definitions

     (a) "1933 Act" means the Securities Act of 1933, as amended.

     (b) "Common Stock" means the outstanding common stock of the Company.

     (c) "Maximum Feasible Quantity" is defined pursuant to Section 8 of this Agreement.

2.   Demand Registration

     Burkhardt may exercise demand registration rights pursuant to this Agreement by providing the Company with a written notice during the term of this Agreement. The notice shall specify that it is being made pursuant to this
Section 2 and include a request by Burkhardt that the Company file a registration statement, or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act, covering the registration of Common Stock owned by Burkhardt with a proposed aggregate offering price to the public of not less than $25,000,000. Subject to Section 8 of this Agreement and receipt of proper notice, the Company shall use its best efforts to cause the Common Stock specified in the notice to be registered under the 1933 Act. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Section 2 (i) during the period starting with the date 45 days prior to the Company's estimated date of filing of, and ending on a date 120 days following the effective date of, a registration statement pertaining to an underwritten public offering of Common Stock for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith and (ii) during any period of up to 90 days during which the Company reasonably determines that the registration would be materially adverse to the Company, provided that the Company makes such determination in good faith. The Company shall be obligated to effect only two registrations pursuant to this Section 2. Subject to the provisions of Section 8 of this Agreement, the Company shall be permitted to cause to be registered shares of its Common Stock in connection with any registration effected pursuant to this Section 2. If the Company registers and sells a number of shares of Common Stock equal to 50% or more of the total number of shares registered and sold pursuant to a registration requested pursuant to this Section 2, the registration shall be considered a registration pursuant to Section 3 of this Agreement. Any request for registration pursuant to this Section 2 may be for either a firmly underwritten public offering or a "best efforts" offering, in each case to be managed by an underwriter or underwriters of recognized national standing designated by Burkhardt and reasonably acceptable to the Company.

3.   Piggyback Registration

     If at any time during the term of this Agreement the Company determines to register any of its Common Stock (whether newly issued or outstanding and whether pursuant to a demand made under Section 2 of this Agreement or otherwise) under the 1933 Act in connection with the public offering of such Common Stock solely for cash on a form that would also permit the registration of Common Stock owned by Burkhardt, the Company shall, each such time, promptly give Burkhardt written notice of that determination. Burkhardt may exercise piggyback registration rights by providing a written request within 30 days after receipt of such notice from the Company. Subject to Section 8 of this Agreement and receipt of a proper request from Burkhardt, the Company shall use its best efforts to cause the Common Stock specified in the request to be registered under the 1933 Act. The Company may elect either not to file or to withdraw the filing of any registration statement filed pursuant to this Section 3 at any time prior to the effectiveness of the registration statement.

4.   Withdrawal of Requests

     At any time prior to the effectiveness of a requested registration, Burkhardt may withdraw his request for registration. If the request for registration was made pursuant to Section 2 of this Agreement, upon withdrawal Burkhardt shall forfeit one demand right unless (i) prior to the effective date of the registration statement, there shall have occurred a material adverse change in the business or condition (financial or otherwise) of the Company and its subsidiaries, which change was not known to Burkhardt at the time of his request or (ii) the request was made within 45 days after the end of the fiscal year and the audited financial statements of the Company for that year and at that year-end when subsequently available materially and adversely differ from the information known to Burkhardt at the time of his request.

5.   Obligations of the Company

     Whenever required pursuant to Section 2 or Section 3 of this Agreement to use its best efforts to effect the registration of any Common Stock, the Company shall:

(a) as expeditiously as reasonably possible, prepare and file with the Securities and Exchange Commission ("SEC", which term includes any successor agency) a registration statement with respect to that Common Stock and use its best efforts to cause that registration statement to become and remain effective under the 1933 Act, provided that the Company shall not be required to file a registration statement pursuant to Section 2 of this Agreement prior to 60 days after receipt of the proper notice;

(b) as expeditiously as reasonably possible, prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection with the registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by the registration statement;

(c) as expeditiously as reasonably possible, furnish to Burkhardt such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as he may reasonably request in order to facilitate the disposition of the Common Stock owned by him; and

(d) as expeditiously as reasonably possible, use its best efforts to register and qualify the securities covered by the registration statement under the securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate or reasonably requested by the underwriter for the distribution of the securities covered by the registration statement; provided, however, that the Company shall not be required by this provision to qualify to do business or to file a general consent to service of process in any jurisdiction.

6.   Obligations of Burkhardt

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that Burkhardt shall furnish to the Company such information and documents regarding himself, the Common Stock held by him and the intended method of disposition of that Common Stock as the Company shall reasonably request in connection with the action to be taken by the Company.

7.   Expenses

     In the case of a registration pursuant to Section 2 or Section 3 of this Agreement, the Company shall bear all expenses incurred in connection with the registration excluding underwriters' discounts and commissions and fees and disbursements of legal counsel for Burkhardt.

8.   Underwriting Requirements

(a) In connection with any offering involving an underwriting of shares of Common Stock pursuant to Section 2 of this Agreement, the Company shall be permitted to include shares in the underwriting to the extent those shares do not cause the total number of shares in the underwriting, in the written opinion of the underwriters, to exceed the maximum number of shares that can be marketed at a price reasonably related to the then current market price for those shares or otherwise materially and adversely affect the offering ("Maximum Feasible Quantity"). If the quantity of shares that the Company requests be included in the offering, when added to the shares of Common Stock being registered at Burkhardt's request, exceeds the Maximum Feasible Quantity, the Company shall include in the offering only so many shares as do not, when added to the shares of Common Stock being registered at Burkhardt's request, exceed the Maximum Feasible Quantity. In such event, the Company shall have the right to sell the shares which exceeded the Maximum Feasible Quantity to the underwriters for the purpose of covering over-allotments, if any.

(b) In connection with any offering involving an underwriting of shares of Common Stock pursuant to Section 3 of this Agreement, the Company shall not be required to include any of Burkhardt's Common Stock in the underwriting unless Burkhardt accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. Furthermore, the Company shall only be required to include Burkhardt's shares of Common Stock in the underwriting to the extent that his shares do not cause the total number of shares in the underwriting, in the written opinion of the underwriters, to exceed the Maximum Feasible Quantity for that registration. If the quantity of shares of Common Stock that Burkhardt requests be included in the offering, when added to the shares being issued by the Company, exceeds the Maximum Feasible Quantity, the Company shall be required to include in the offering only so many shares of Burkhardt's Common Stock as do not, when added to the shares being issued by the Company, exceed the Maximum Feasible Quantity. In such event, Burkhardt shall have the right, prior to any right of the Company, to sell his Common Stock which exceeded the Maximum Feasible Quantity to the underwriters for the purpose of covering over-allotments, if any. Upon the sale by Burkhardt of all such Common Stock which exceeded the Maximum Feasible Quantity, the Company shall then have the right to sell additional shares for the purposes of covering additional over-allotments.

9.   Indemnification

     In the event any Common Stock is included in a registration statement pursuant to this Agreement:

(a) To the extent permitted by law, the Company shall indemnify and hold harmless Burkhardt, any underwriter (within the meaning of the 1933 Act) for the Company or acting on behalf of Burkhardt and each person who controls such underwriter (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or allegedly untrue statement of any material fact contained in the registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of the 1933 Act or the Securities Exchange Act of 1934 or any rule or regulation promulgated under either of those Acts applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and shall reimburse Burkhardt or any such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding any provision to the contrary contained in this
     Section 9, the Company shall not be liable for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by Burkhardt or any such underwriter or controlling person.

(b) To the extent permitted by law, Burkhardt shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company (within the meaning of the 1933 Act), each agent and any underwriter (within the meaning of the 1933 Act) for the Company or acting on behalf of Burkhardt and each person, if any, who controls such underwriter (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities, joint or several, to which they may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or allegedly untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or allegedly untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by Burkhardt expressly for use in connection with such registration, and Burkhardt shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, agent, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding any provision to the contrary contained in this Section 9, Burkhardt shall not be required to make any indemnification or reimbursement payments pursuant to this
     Section 9 in an amount in excess of the proceeds received by Burkhardt from the sale pursuant to such registration.

(c) If a party entitled to indemnification under this Section 9 intends to pursue a claim for indemnification pursuant to this Section 9 with respect to any action, such party shall notify the party from whom they will be seeking indemnification promptly after receipt of notice of the commencement of such action. The indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying parties similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial in any material respect to his, her or its ability to defend such action, shall relieve such indemnifying party of liability to the indemnified party pursuant to this Section 9 to the extent, but only to the extent, that the indemnified party was prejudiced by the delay. The omission to so notify the indemnifying party shall not relieve him, her or it of any liability that he, she or it may have to any indemnified party otherwise than pursuant to this Section 9.

10.  Miscellaneous

     Entire Agreement. This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter of this Agreement.

     Assignment. This Agreement shall inure to the benefit of Burkhardt and his heirs, executors and personal representatives. Burkhardt may not otherwise assign any of his rights under this Agreement.

     Amendment and Modification. This Agreement shall not be amended or modified without the consent of both the Company and Burkhardt.

     Termination. This Agreement shall terminate three years from the date of this Agreement.

     Headings. The headings appearing in this Agreement are for convenience only and shall not be deemed to explain, limit or amplify the provisions of this Agreement.

     Notices. All notices and other communications necessary or contemplated pursuant to this Agreement shall be in writing and shall be delivered personally, sent by certified or registered U.S. mail, return receipt requested, postage prepaid or sent prepaid by a nationally recognized overnight courier with guaranteed delivery at the addresses set forth below (or such other addresses as shall be specified by the parties). Such notices or other communications shall be deemed given:

     In the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

     In the case of delivery by a nationally recognized overnight courier, the day designated for delivery;

provided, however, that in no event shall any such notices or communications be deemed to be given later than the date they are actually received. Communications that are to be delivered by the U.S. mail or by overnight courier shall be delivered to the following addresses:

         If to the Company:

                           Wisconsin Central Transportation Corporation
                           One O'Hare Centre, Suite 9000
                           6250 North River Road
                           Rosemont, Illinois  60018
                           Attention:       Mr. Thomas F. Power, Jr.
                           Phone:           847-318-4602
                           Facsimile:       847-318-4628

         With a copy to:

                           Schiff Hardin & Waite
                           6600 Sears Tower
                           Chicago, Illinois  60606
                           Attention:       Frederick L. Hartmann
                           Phone:           312-258-5656
                           Facsimile:       312-258-5600

                  and

                           McLachlan, Rissman & Doll
                           676 North Michigan Avenue, Suite 2800
                           Chicago, Illinois  60611
                           Attention:       Thomas W. Rissman / John H. Doll
                           Phone:           312-266-2444
                           Facsimile:       312-266-3330

         If to Burkhardt:

                           Edward A. Burkhardt
                           573 Earlston Road
                           Kenilworth, Illinois  60043
                           Phone:           847-256-2758
                           Facsimile:       same number (call first)

         With a copy to:

                           Sonnenschein Nath & Rosenthal
                           8000 Sears Tower
                           Chicago, Illinois  60606
                           Attention:       Paul J. Miller / Roger Siske
                           Phone:           312-876-8074
                           Facsimile:       312-876-7934

Each party, by written notice to the other party, may modify the applicable delivery address, except that notice of change of address shall be effective only upon receipt.

     Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to principles of conflicts of laws.

     Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.










                                    Wisconsin Central Transportation Corporation
Edward A. Burkhardt


                                     By:
                                     Printed Name:
                                     Title: